UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
August 3, 2022
Date of Report (Date of earliest event reported)

CRITEO S.A.
(Exact name of registrant as specified in its charter)

France	001-36153	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

32 Rue Blanche	Paris	France	75009
(Address of principal executive offices)			(Zip Code)
+33 17 585 0939
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing one ordinary share, nominal value €0.025 per share	CRTO	Nasdaq Global Select Market
Ordinary Shares, nominal value €0.025 per share*		Nasdaq Global Select Market

*Not for trading, but only in connection with the registration of the American Depositary Shares.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

EXPLANATORY NOTE

This Form 8-K/A of Criteo S.A. (“Criteo” or the “Company”) relates to the Form 8-K filed on August 3, 2022 (the “Original Report”). In the Original Report, among other things, the Company furnished a press release (the “Press Release”) announcing its financial results for the three and six months ended June 30, 2022. This amendment describes changes from the Original Report due to a subsequent event that occurred on August 3, 2022, as described below. Except as set forth below, this Form 8-K/A does not otherwise update or change any disclosure contained in the Original Report.

ITEM 2.02	Results of Operations and Financial Condition

As previously reported in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, in November 2018, Privacy International filed a complaint with certain data protection authorities, including France’s Commission Nationale de l’Informatique et des Libertés (“CNIL”), against Criteo and a number of other similarly situated advertising technology companies, arguing that certain of these companies’ practices were not in compliance with the European Union’s General Data Protection Regulation (“GDPR”). In January 2020, CNIL opened a formal investigation into Criteo in response to this complaint, and on June 23, 2021 CNIL notified the Company of the appointment of an investigator (“rapporteur”) for the ongoing investigation. The investigation also covers another complaint against the Company received in November 2018 by CNIL from the European Center for Digital Rights (“NOYB”).

On August 3, 2022, the assigned rapporteur issued a report that claimed certain GDPR violations, in particular relating to the Company’s contractual relationships with its advertisers and publishers with respect to consent collection oversight. The report includes a proposed financial sanction against the Company of €60.0 million ($65.4 million). Under the CNIL sanction procedures, Criteo has the right to respond in writing to the report, both with respect to the GDPR findings and the value of the sanction, following which there will be a formal hearing before the CNIL Sanction Committee. The CNIL Sanction Committee will then issue a draft decision that will be submitted for consultation to other European data protection authorities as part of the cooperation mechanism mandated by GDPR. Any final decision on resolution and potential financial penalties would likely not occur until 2023.

Pursuant to U.S. generally accepted accounting principles (“GAAP”), the Company establishes accruals for specific legal proceedings when it is considered probable that a loss has been incurred and the amount of the loss can be reasonably estimated, and these accruals are reviewed and adjusted each quarter based on the information available at that time.

Given the receipt of this report, which included a proposed sanction penalty of €60.0 million ($65.4 million), we have accounted for the proposed penalty as a provision for loss contingency, which is reflected in our financial statements for the period ended as of June 30, 2022 as general and administrative expenses. Such amount could be lower or higher based on the final resolution and merits of the claims made in the report.

The Company has revised its financial statements and other disclosures contained in the Press Release to reflect the establishment of the accrual. These revisions affected the Company’s net income, earnings per share, and liabilities, for the three and six months ended June 30, 2022. The Company’s non-GAAP results for the three and six months ended June 30, 2022 remain unchanged. Amended financial statements giving effect to the accrual are reflected herein and replace those included in the Press Release. These revisions have no effect on the Company’s previously issued guidance for the third quarter 2022 or the fiscal year 2022.

The information furnished with this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

This Form 8-K/A contains references to non-GAAP financial information. A reconciliation of these non-GAAP financial measures to the most comparable GAAP financial measures is included below. The reconciliations included below supersede the non-GAAP reconciliations included in the Press Release.

Summary of Changes

	Three Months Ended			Six Months Ended
	June 30, 2022			June 30, 2022
	Revised	Original	Change	Revised	Original	Change
	(in millions, except EPS data)
GAAP Results
Revenue	$495	$495	—%	$1,006	$1,006	—%
Gross Profit	$185	$185	—%	$369	$369	—%
Net Income (loss)	$(33)	$18	$(51)	$(12)	$39	$(51)
Gross Profit margin	37%	37%	—%	37%	37%	—%
Diluted EPS	$(0.54)	$0.27	$(0.81)	$(0.21)	$0.60	$(0.81)
Cash from operating activities	$14	$14	—%	$89	$89	—%
Cash and cash equivalents	$563	$563	—%	$563	$563	—%

Non-GAAP Results[1]
Contribution ex-TAC	$215	$215	—%	$431	$431	—%
Contribution ex-TAC margin	43%	43%	—%	43%	43%	—%
Adjusted EBITDA	$50	$50	—%	$113	$113	—%
Adjusted diluted EPS	$0.37	$0.58	$(0.21)	$0.90	$1.11	$(0.21)
Free Cash Flow (FCF)	$(1)	$(1)	—%	$68	$68	—%
FCF / Adjusted EBITDA	(3)%	(3)%	—%	60%	60%	—%

___________________________________________________
1 Contribution ex-TAC, Contribution ex-TAC margin, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted diluted EPS and Free Cash Flow are not measures calculated in accordance with U.S. GAAP.

CRITEO S.A.
Consolidated Statement of Financial Position
(U.S. dollars in thousands, unaudited)

	June 30, 2022	December 31, 2021
Assets
Current assets:
Cash and cash equivalents	$562,546	$515,527
Trade receivables, net of allowances of $50.5 million and $45.4 million at June 30, 2022 and December 31, 2021, respectively	490,643	581,988
Income taxes	19,888	8,784
Other taxes	68,608	73,388
Other current assets	39,240	34,182
Marketable securities - current portion	10,000	50,299
Total current assets	1,190,925	1,264,168
Property, plant and equipment, net	124,133	139,961
Intangible assets, net	78,018	82,627
Goodwill	322,972	329,699
Right of Use Asset - operating lease	108,563	120,257
Marketable securities - non current portion	—	5,000
Non-current financial assets	4,908	6,436
Deferred tax assets	41,325	35,443
Total non-current assets	679,919	719,423
Total assets	$1,870,844	$1,983,591

Liabilities and shareholders' equity
Current liabilities:
Trade payables	$400,058	$430,245
Contingencies	64,731	3,059
Income taxes	3,791	6,641
Financial liabilities - current portion	255	642
Lease liability - operating - current portion	32,110	34,066
Other taxes	50,589	60,236
Employee - related payables	70,435	98,136
Other current liabilities	44,390	39,523
Total current liabilities	666,359	672,548
Deferred tax liabilities	2,907	3,053
Defined benefit plans	3,213	5,531
Financial liabilities - non current portion	334	360
Lease liability - operating - non current portion	82,984	93,893
Other non-current liabilities	4,859	9,886
Total non-current liabilities	94,297	112,723
Total liabilities	760,656	785,271
Commitments and contingencies
Shareholders' equity:
Common shares, €0.025 par value, 65,794,032 and 65,883,347 shares authorized, issued and outstanding at June 30, 2022 and December 31, 2021, respectively.	2,147	2,149
Treasury stock, 5,265,393 and 5,207,873 shares at cost as of June 30, 2022 and December 31, 2021, respectively.	(148,509)	(131,560)
Additional paid-in capital	750,774	731,248
Accumulated other comprehensive income (loss)	(102,931)	(40,294)
Retained earnings	577,552	601,588
Equity - attributable to shareholders of Criteo S.A.	1,079,033	1,163,131
Non-controlling interests	31,155	35,189
Total equity	1,110,188	1,198,320
Total equity and liabilities	$1,870,844	$1,983,591

CRITEO S.A.
Consolidated Statement of Income
(U.S. dollars in thousands, except share and per share data, unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2022	2021	2022	2021

Revenue	$495,090	$551,311	$1,005,657	$1,092,388

Cost of revenue
Traffic acquisition cost	(280,565)	(331,078)	(574,215)	(658,745)
Other cost of revenue	(29,550)	(37,364)	(62,443)	(72,076)

Gross profit	184,975	182,869	368,999	361,567

Operating expenses:
Research and development expenses	(41,496)	(41,915)	(75,523)	(73,612)
Sales and operations expenses	(99,313)	(80,751)	(188,312)	(160,105)
General and administrative expenses	(100,672)	(40,474)	(134,008)	(73,902)
Total Operating expenses	(241,481)	(163,140)	(397,843)	(307,619)
Income from operations	(56,506)	19,729	(28,844)	53,948
Financial and Other income (expense)	16,412	(519)	20,442	(1,237)
Income before taxes	(40,094)	19,210	(8,402)	52,711
Provision for income taxes	7,121	(4,181)	(3,293)	(14,232)
Net Income (loss)	$(32,973)	$15,029	$(11,695)	$38,479

Net income (loss) available to shareholders of Criteo S.A.	$(33,614)	$14,804	$(13,027)	$37,210
Net income available to non-controlling interests	$641	$225	$1,332	$1,269

Weighted average shares outstanding used in computing per share amounts:
Basic	60,240,344	60,663,301	60,488,429	60,702,780
Diluted	62,303,670	64,665,212	62,957,718	64,371,603

Net income (loss) allocated to shareholders per share:
Basic	$(0.56)	$0.24	$(0.22)	$0.61
Diluted	$(0.54)	$0.23	$(0.21)	$0.58

CRITEO S.A.
Consolidated Statement of Cash Flows
(U.S. dollars in thousands, unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2022	2021	2022	2021
Net income (loss)	$(32,973)	$15,029	$(11,695)	$38,479
Non-cash and non-operating items	63,501	35,888	98,227	65,905
- Amortization and provisions	87,891	25,161	114,502	42,386
- Equity awards compensation expense (1)	12,021	11,670	21,510	18,885
- Net gain or (loss) on disposal of non-current assets	(705)	14	(696)	3,959
- Change in deferred taxes	(9,982)	(2,693)	(7,114)	2,305
- Change in income taxes	(14,246)	1,724	(14,678)	(1,655)
- Other	(11,478)	12	(15,297)	25
Changes in working capital related to operating activities	(16,556)	(24,557)	2,370	(662)
- (Increase) / Decrease in trade receivables	(27,262)	(21,031)	65,476	26,195
- Increase / (Decrease) in trade payables	32,695	(9,266)	(16,977)	(19,906)
- (Increase) / Decrease in other current assets	4,352	(137)	(14,595)	(5,187)
- Increase / (Decrease) in other current liabilities	(28,131)	3,458	(31,313)	(1,069)
- Change in operating lease liabilities and right of use assets	1,790	2,419	(221)	(695)
CASH FROM OPERATING ACTIVITIES	13,972	26,360	88,902	103,722
Acquisition of intangible assets, property, plant and equipment	(21,937)	(15,663)	(32,794)	(27,616)
Change in accounts payable related to intangible assets, property, plant and equipment	6,485	2,535	11,778	708
Payment for businesses, net of cash acquired	—	(9,598)	—	(9,598)
Change in other non-current financial assets	21,822	(17,056)	44,311	(20,308)
CASH USED FOR (FROM) INVESTING ACTIVITIES	6,370	(39,782)	23,295	(56,814)
Proceeds from borrowings under line-of-credit agreement	—	—	78,513	—
Repayment of borrowings	—	(1,090)	(78,513)	(1,272)
Proceeds from exercise of stock options	80	7,501	351	9,575
Repurchase of treasury stocks	(21,030)	(29,999)	(29,334)	(34,929)
Change in other financial liabilities	7,808	(370)	14,474	(748)
CASH USED FOR FINANCING ACTIVITIES	(13,142)	(23,958)	(14,509)	(27,374)
Effect of exchange rates changes on cash and cash equivalents	(33,996)	6,841	(50,669)	(18,024)
Net increase in cash and cash equivalents	(26,796)	(30,539)	47,019	1,510
Net cash and cash equivalents at beginning of period	589,342	520,060	515,527	488,011
Net cash and cash equivalents at end of period	$562,546	$489,521	$562,546	$489,521

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid for taxes, net of refunds	$(17,107)	$(5,150)	$(25,085)	$(13,582)
Cash paid for interest	$(261)	$(369)	$(626)	$(736)

(1) Share-based compensation expense according to ASC 718 Compensation - stock compensation accounted for $11.5 million and $11.2 million of equity awards compensation expense for the quarter ended June 30, 2022 and 2021, respectively, and $20.6 million and $18.0 million of equity awards compensation for the six months ended June, 30, 2022 and 2021, respectively.

CRITEO S.A.
Reconciliation of Adjusted EBITDA to Net Income
(U.S. dollars in thousands, unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2022	2021	2022	2021
Net income (loss)	$(32,973)	$15,029	$(11,695)	$38,479
Adjustments:
Financial (Income) expense	(15,924)	519	(19,954)	1,237
Provision for income taxes	(7,121)	4,181	3,293	14,232
Equity awards compensation expense	12,020	11,669	21,510	19,551
Research and development	5,578	4,218	9,545	6,714
Sales and operations	2,550	3,636	5,118	6,005
General and administrative	3,892	3,815	6,847	6,832
Pension service costs	264	337	539	675
Research and development	136	175	278	350
Sales and operations	39	53	79	106
General and administrative	89	109	182	219
Depreciation and amortization expense	20,141	22,491	42,285	44,345
Cost of revenue (data center equipment)	12,625	15,744	27,257	30,988
Research and development	3,181	2,207	6,474	3,960
Sales and operations	3,729	3,702	7,338	7,656
General and administrative	606	838	1,216	1,741
Acquisition-related costs	1,977	3,047	4,521	3,047
Sales and operations	178	—	178	—
General and administrative	1,799	3,047	4,343	3,047
Loss contingency on regulatory matter (3)	65,684	—	65,684	—
General and administrative	65,684	—	65,684	—
Restructuring related and transformation (gain) costs (1)	5,925	9,996	6,635	21,632
Cost of revenue	—	—	—	—
Research and development	1,029	4,831	1,038	6,267
Sales and operations	4,076	1,551	4,532	8,918
General and administrative	820	3,614	1,065	6,447
Total net adjustments	82,966	52,240	124,513	104,719
Adjusted EBITDA (2)	$49,993	$67,269	$112,818	$143,198

(1) For the three months and the six months ended June 2022, and June 2021, respectively, the Company recognized restructuring related and transformation costs following its new organizational structure implemented to support its Commerce Media Platform strategy:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2022	2021	2022	2021
(Gain) from forfeitures of share-based compensation awards	—	—	—	(666)
Facilities related (gain) costs	753	9,721	1,286	16,337
Payroll related (gain) costs	4,992	(181)	4,992	4,971
Consulting costs related to transformation	180	456	357	990
Total restructuring related and transformation (gain) costs	$5,925	$9,996	$6,635	$21,632

For the three months ended and the six months ended June 30, 2022 and June 30, 2021, respectively, the cash outflows related to restructuring related and transformation costs were $2.3 million, and $10.3 million and 3.1 million, and $16.5 million respectively, and were mainly comprised of payroll costs, broker and termination penalties related to real-estate facilities and other consulting fees.

(2) We define Adjusted EBITDA as our consolidated earnings before financial income (expense), income taxes, depreciation and amortization, adjusted to eliminate the impact of equity awards compensation expense, pension service costs, depreciation and amortization expense, restructuring related and transformation costs and certain other non-recurring items impacting net income (loss). Adjusted EBITDA is not a measure calculated in accordance with U.S. GAAP. We have included Adjusted EBITDA because it is a key measure used by our management and board of directors to understand and evaluate our core operating performance and trends, to prepare and approve our annual budget and to develop short-term and long-term operational plans. In particular, we believe that the elimination of equity awards compensation expense, pension service costs, restructuring related and transformation costs and certain other non-recurring items impacting net income (loss) in calculating Adjusted EBITDA can provide a useful measure for period-to-period comparisons of our business. Accordingly, we believe that Adjusted EBITDA provides useful information to investors and others in understanding and evaluating our results of operations in the same manner as our management and board of directors. Our use of Adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our financial results as reported under U.S. GAAP. Some of these limitations are: (a) although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and Adjusted EBITDA does not reflect cash capital expenditure requirements for such replacements or for new capital expenditure requirements; (b) Adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs; (c) Adjusted EBITDA does not reflect the potentially dilutive impact of equity-based compensation; (d) Adjusted EBITDA does not reflect tax payments that may represent a reduction in cash available to us; and (e) other companies, including companies in our industry, may calculate Adjusted EBITDA or similarly titled measures differently, which reduces their usefulness as a comparative measure. Because of these and other limitations, you should consider Adjusted EBITDA alongside our other U.S. GAAP financial results, including net income. Because of these and other limitations, you should consider Adjusted EBITDA alongside our U.S. GAAP financial results, including net income.

(3) The Company recorded a provision for a loss contingency on a regulatory matter with France's Commission Nationale de l'Informatique et des Libertés ("CNIL"). Refer to Note 14 of our financial statement notes in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 for more information. We consider that the loss contingency relating to one regulatory matter is non-recurring and is not reflective of the underlying past and future trends in our business.

CRITEO S.A.
Reconciliation from Non-GAAP Operating Expenses to Operating Expenses under GAAP
(U.S. dollars in thousands, unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2022	2021	2022	2021
Research and Development expenses	$(41,496)	$(41,915)	$(75,523)	$(73,612)
Equity awards compensation expense	5,578	4,218	9,545	6,714
Depreciation and Amortization expense	3,181	2,207	6,474	3,960
Pension service costs	136	175	278	350
Restructuring related and transformation (gain) costs	1,029	4,831	1,038	6,267
Non GAAP - Research and Development expenses	(31,572)	(30,484)	(58,188)	(56,321)
Sales and Operations expenses	(99,313)	(80,751)	(188,312)	(160,105)
Equity awards compensation expense	2,550	3,636	5,118	6,005
Depreciation and Amortization expense	3,729	3,702	7,338	7,656
Pension service costs	39	53	79	106
Acquisition-related costs	178	—	178	—
Restructuring related and transformation (gain) costs	4,076	1,551	4,532	8,918
Non GAAP - Sales and Operations expenses	(88,741)	(71,809)	(171,067)	(137,420)
General and Administrative expenses	(100,672)	(40,474)	(134,008)	(73,902)
Equity awards compensation expense	3,892	3,815	6,847	6,832
Depreciation and Amortization expense	606	838	1,216	1,741
Pension service costs	89	109	182	219
Acquisition-related costs	1,799	3,047	4,343	3,047
Restructuring related and transformation (gain) costs	820	3,614	1,065	6,447
Loss contingency on regulatory matter (2)	65,684	—	65,684	—
Non GAAP - General and Administrative expenses	(27,782)	(29,051)	(54,671)	(55,616)
Total Operating expenses	(241,481)	(163,140)	(397,843)	(307,619)
Equity awards compensation expense	12,020	11,669	21,510	19,551
Depreciation and Amortization expense	7,516	6,747	15,028	13,357
Pension service costs	264	337	539	675
Restructuring related and transformation (gain) costs	1,977	3,047	4,521	3,047
Loss contingency on regulatory matter	65,684	—	65,684	—
Restructuring related and transformation (gain) costs	5,925	9,996	6,635	21,632
Total Non GAAP Operating expenses (1)	$(148,095)	$(131,344)	$(283,926)	$(249,357)

(1) We define Non-GAAP Operating Expenses as our consolidated operating expenses adjusted to eliminate the impact of depreciation and amortization, equity awards compensation expense, pension service costs, acquisition-related costs, restructuring related and transformation costs and certain other non-recurring items impacting net income (loss). The Company uses Non-GAAP Operating Expenses to understand and compare operating results across accounting periods, for internal budgeting and forecasting purposes, for short-term and long-term operational plans, and to assess and measure our financial performance and the ability of our operations to generate cash. We believe Non-GAAP Operating Expenses reflects our ongoing operating expenses in a manner that allows for meaningful period-to-period comparisons and analysis of trends in our business. As a result, we believe that Non-GAAP Operating Expenses provides useful information to investors in understanding and evaluating our core operating performance and trends in the same manner as our management and in comparing financial results across periods. In addition, Non-GAAP Operating Expenses is a key component in calculating Adjusted EBITDA, which is one of the key measures we use to provide our quarterly and annual business outlook to the investment community.
(2) The Company recorded a provision for a loss contingency on a regulatory matter with France's Commission Nationale de l'Informatique et des Libertés ("CNIL"). Refer to Note 14 of our financial statement notes in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 for more information. We consider that the loss contingency relating to one regulatory matter is non-recurring and is not reflective of the underlying past and future trends in our business.

CRITEO S.A.
Detailed Information on Selected Items
(U.S. dollars in thousands, unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2022	2021	2022	2021
Equity awards compensation expense
Research and development	$5,578	$4,218	$9,545	$6,714
Sales and operations	2,550	3,636	5,118	6,005
General and administrative	3,892	3,815	6,847	6,832
Total equity awards compensation expense	12,020	11,669	21,510	19,551

Pension service costs
Research and development	136	175	278	350
Sales and operations	39	53	79	106
General and administrative	89	109	182	219
Total pension service costs	264	337	539	675

Depreciation and amortization expense
Cost of revenue (data center equipment)	12,625	15,744	27,257	30,988
Research and development	3,181	2,207	6,474	3,960
Sales and operations	3,729	3,702	7,338	7,656
General and administrative	606	838	1,216	1,741
Total depreciation and amortization expense	20,141	22,491	42,285	44,345

Acquisition-related costs
Research and development	—	—	—	—
Sales and operations	178	—	178	—
General and administrative	1,799	3,047	4,343	3,047
Total acquisition-related costs	1,977	3,047	4,521	3,047

Loss contingency on regulatory matter
General and administrative	65,684		65,684	—
Total loss contingency on regulatory matter	65,684	—	65,684	—

Restructuring related and transformation (gain) costs
Research and development	1,029	4,831	1,038	6,267
Sales and operations	4,076	1,551	4,532	8,918
General and administrative	820	3,614	1,065	6,447
Total restructuring related and transformation (gain) costs	$5,925	$9,996	$6,635	$21,632

CRITEO S.A.
Reconciliation of Adjusted Net Income to Net Income
(U.S. dollars in thousands except share and per share data, unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2022	2021	2022	2021

Net income (loss)	$(32,973)	$15,029	$(11,695)	$38,479
Adjustments:
Equity awards compensation expense	12,020	11,669	21,510	19,551
Amortization of acquisition-related intangible assets	3,614	2,936	7,322	5,871
Acquisition-related costs	1,977	3,047	4,521	3,047
Loss contingency on regulatory matter (3)	65,684	—	65,684	—
Restructuring related and transformation (gain) costs	5,925	9,996	6,635	21,632
Tax impact of the above adjustments (1)	(33,220)	(1,821)	(37,176)	(4,572)
Total net adjustments	56,000	25,827	68,496	45,529
Adjusted net income (2)	$23,027	$40,856	$56,801	$84,008

Weighted average shares outstanding
- Basic	60,240,344	60,663,301	60,488,429	60,702,780
- Diluted	62,303,670	64,665,212	62,957,718	64,371,603

Adjusted net income per share
- Basic	$0.38	$0.67	$0.94	$1.38
- Diluted	$0.37	$0.63	$0.90	$1.31

(1) We consider the nature of the adjustment to determine its tax treatment in the various tax jurisdictions we operate in. The tax impact is calculated by applying the actual tax rate for the entity and period to which the adjustment relates.
(2) We define Adjusted Net Income as our net income adjusted to eliminate the impact of equity awards compensation expense, amortization of acquisition-related intangible assets, acquisition-related costs, restructuring related and transformation costs, and the tax impact of the foregoing adjustments. Adjusted Net Income is not a measure calculated in accordance with U.S. GAAP. We have included Adjusted Net Income because it is a key measure used by our management and board of directors to evaluate operating performance, generate future operating plans and make strategic decisions regarding the allocation of capital. In particular, we believe that the elimination of equity awards compensation expense, amortization of acquisition-related intangible assets, restructuring related and transformation costs and the tax impact of the foregoing adjustments in calculating Adjusted Net Income can provide a useful measure for period-to-period comparisons of our business. Accordingly, we believe that Adjusted Net Income provides useful information to investors and others in understanding and evaluating our results of operations in the same manner as our management and board of directors. Our use of Adjusted Net Income has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our financial results as reported under U.S. GAAP. Some of these limitations are: (a) Adjusted Net Income does not reflect the potentially dilutive impact of equity-based compensation or the impact of certain acquisition related costs; and (b) other companies, including companies in our industry, may calculate Adjusted Net Income or similarly titled measures differently, which reduces their usefulness as a comparative measure. Because of these and other limitations, you should consider Adjusted Net Income alongside our other U.S. GAAP financial results, including net income.
(3) The Company recorded a provision for a loss contingency on a regulatory matter with France's Commission Nationale de l'Informatique et des Libertés ("CNIL"). Refer to Note 14 of our financial statement notes in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 for more information. We consider that the loss contingency relating to one regulatory matter is non-recurring and is not reflective of the underlying past and future trends in our business.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Criteo S.A.

Date: August 5, 2022	By:	/s/ Sarah Glickman
	Name:	Sarah Glickman
	Title:	Chief Financial Officer